 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 23, 2009

EClips Energy Technologies, Inc.

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-25097

(Commission File Number)

65-0783722

(IRS Employer Identification No.)

3900A 31st Street N., St. Petersburg, Florida   33714

(Address of Principal Executive Offices and Zip Code)

(727) 525-5552

(Registrant’s Telephone Number, Including Area Code)

World Energy Solutions, Inc. (a Florida corporation)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

The Company’s current report on Form 8-K filed on April 15, 2009 is being amended to included the predecessor auditor’s response letter, include the timeline of dates regarding predecessor auditor termination, successor auditor engagement and to respond to the Securities and Exchange Commission staff comment letter dated April 16, 2009.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.

On April 7, 2009, we sent an email to our independent registered auditor, Ferlita, Walsh, & Gonzalez, P.A. of Tampa Florida ("FW&G") and advised FW&G to stop all outside accounting work until further notice.  The Company intended for this email to constitute a termination of the services of FW&G as the Company’s independent registered auditor.  Apparently a misunderstanding exists between the Company and FW&G regarding the date of termination as FW&G has advised the Company that it did not deem the termination to occur until April 14, 2009.  FW&G’s report on the financial statements for the year ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except to include an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

b.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, the financial audits for December 31, 2007 and 2006 and any subsequent interim period through the date of dismissal, there have been no disagreements with FW&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of FW&G would have caused them to make reference thereto in their report on the financial statements. FW&G’s report on the financial statements for the year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

c.

During the most recent review periods, subsequent to December 31, 2007, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

d.

We requested that FW&G furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(2) New Independent Accountants:

a.

Subsequent to the Company’s April 7, 2009 e-mail, we solicited the services of Randall N. Drake, CPA, P.A., to serve as our independent registered auditor. We engaged Randall N. Drake CPA, P.A. of Clearwater, Florida, as our new independent registered auditor on Friday, April 10, 2009.

b.

Prior to April 10, 2009, we did not consult with Randall N. Drake CPA, PA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Randall N. Drake CPA, P.A., or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER	EXHIBIT
16	Letter of Ferlita, Walsh & Gonzalez, P.A. re Form 8-K
16	Letter of Ferlita, Walsh & Gonzalez, P.A. re Form 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPS ENERGY TECHNOLOGIES, INC.

Dated: April 23, 2009	/s/ Benjamin C. Croxton
Benjamin C. Croxton
Chief Executive Officer
Chief Financial Officer

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